Board of Directors
Harbor Town Holding Group I, Inc.
324 Datura Street, Suite 200
West Palm Beach, FL 33401


           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the use of our first original audit report dated November 19, 1997 (and all references to our firm) included in Harbor Town Holding Group I, Inc.'s Form 10-SB report for the period ended September 30, 1997, which is incorporated by reference in Harbor Town Holding Group I, Inc.'s Form 10-SB report for the period ended September 30, 1997.


                                   Sweeney, Gates & Co.

Boynton Beach, FL
May 19, 1998